INTERCREDITOR AGREEMENT

     THIS AMENDED INTERCREDITOR AGREEMENT (this "Agreement"), is dated as of June 21, 1994 (the "Effective Date") notwithstanding the actual execution hereof by the parties hereto on different and subsequent dates, and is by and among:

A.   OPTICAL CORPORATION OF AMERICA, a Massachusetts corporation ("Borrower");

B. MASSACHUSETTS BUSINESS DEVELOPMENT CORPORATION, a Massachusetts corporation ("MBDC"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), SILICON VALLEY BANK, a California banking corporation ("Lender") and MASSACHUSETTS CAPITAL RESOURCE COMPANY, a Massachusetts special purpose limited partnership ("MCRC").

                                    RECITALS

     WHEREAS, pursuant to a Loan and Security Agreement and related documentation, Lender provides a revolving line of credit to "Borrower" and provides other credit accommodations to Borrower, all of which may be amended, modified, extended, or renewed from time to time (the "Lender Credit"), and Borrower has secured the Lender Credit by granting Lender security interests in certain of Borrower's assets as more particularly described in the Loan and Security Aqreement and related documents, as amended (the "Lender Credit Documents"); and

     WHEREAS, MBDC has entered into a Loan Agreement, as amended, with Borrower whereby MBDC has loaned to Borrower the sum of $1,760,000.00 (the "MBDC Credit") of which $1,216,000 was outstanding on the Effective Date, and Borrower has secured the MBDC Credit by granting MBDC security interests in certain of Borrower's assets, as more particularly described in the MBDC Loan Agreement (the "MBDC Credit Documents"); and

     WHEREAS, GE Capital has entered into a Master Security Agreement with Borrower whereby GE Capital has loaned to Borrower the sum of $1,500,000 (the "GE Capital Credit") on the Effective Date, and Borrower has secured the GE Capital Credit by granting GE Capital security interests in certain of Borrower's assets, as more particularly described in the GE Capital Master Security Agreement (the "GE Capital Credit Documents"); and

     WHEREAS, MCRC has entered into a Purchase Agreement, as amended, with Borrower whereby MCRC has loaned to Borrower the sum of $1,500,000 (the "MCRC Credit") all of which was outstanding on the Effective Date and Borrower has, at MCRC's request and with the approval of the Lender, MBDC and GE Capital, secured the MCRC Credit effective as of March 15, 1994 by granting MCRC security interests in certain of Borrower's assets as more particularly described in an amending Agreement and a Security Agreement, both dated as of March 15, 1994 between Borrower and MCRC (the "MCRC Credit Documents"); and

     WHEREAS, with the intention that this Agreement shall constitute part of the financing documentation referred to above with MBDC, GE Capital, the Lender and MCRC, and each of MBDC, GE Capital, the Lender and MCRC have agreed to execute this Agreement in order to establish the relative priorities of their respective liens and security interests in Borrower's assets;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. CERTAIN DEFINITIONS. In addition to the terms defined in the recitals hereto, the terms "Accounts," "Inventory," "General Intangibles," "Equipment," "Deposit Accounts," "Chattel Paper," "Documents," "Instruments," and "collateral" shall have the meanings ascribed to them by the Uniform Commercial Code.

     2.  PRIORITIES.

     A.  ACCOUNTS, INVENTORY AND GENERAL INTANGIBLES

         (i) The lien of Lender with respect to the Accounts, Inventory, Deposit Accounts, General Intangibles, Chattel Paper, Documents and Instruments, and all proceeds thereof and all books and records relating thereto granted to it and arising pursuant to the Lender Credit Documents shall constitute a first priority lien on all such collateral (the "Lender Collateral") as security for present or future Lender Credit, plus interest, fees and expenses.

         (ii) The lien of MBDC with respect to the Lender Collateral, granted to it and arising pursuant to the MBDC Credit Documents shall constitute a second priority lien on all such collateral as security for the MBDC Credit, plus interest, fees and expenses.

         (iii) The lien of MCRC with respect to the Lender Collateral, granted to it and arising pursuant to the MCRC Credit Documents shall constitute a third priority lien on all such collateral as security for the MCRC Credit, plus interest, fees and expenses.

         (iv) GE Capital neither claims any security interest in the Lender Collateral and shall not hereafter acquire any security interest in the Lender Collateral without the Lender's prior written consent.

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

    B.   EQUIPMENT NOW IN MASSACHUSETTS

         {i) The lien of MBDC with respect to all Equipment of the Borrower now located in Massachusetts (whether or not such Equipment remains located in Massachusetts) used or usable in connection with Borrower's business operations including but not limited to, Equipment located at One Lyberty Way, Westford, Massachusetts 01886 and 170 Locke Drive, Marlborough, Massachusetts 01752, granted to it and arising pursuant to the MBDC Credit Documents, shall constitute a first priority lien on all such collateral (the "MBDC Collateral") as security for the MBDC Credit, plus interest, fees and expenses.

         (ii) The lien of Lender with respect to all MBDC Collateral shall constitute a second priority lien on all such collateral as security for present or future Lender Credit, plus interest, fees and expenses.

         (iii) The lien of MCRC with respect to all MBDC Collateral shall constitute a third priority lien on all such collateral as security for present or future MCRC Credit, plus interest, fees and expenses.

    C.   EQUIPMENT NOW IN CALIFORNIA

         (i) The lien of GE Capital with respect to all Equipment of the Borrower now located in California (whether or not such Equipment remains located in California) used or usable in connection with Borrower's business operations including, but not limited to, Equipment located at 7421 Orangewood Avenue, Garden Grove, CA 92642, granted to it and arising pursuant to the GE Capital Credit Documents, shall constitute a first priority lien on all such collateral (the "GE Capital Collateral") as security for the GE Capital Credit, plus interest, fees and expenses.

         (ii) The lien of Lender with respect to all GE Capital Collateral shall constitute a second priority lien on all such collateral as security for present or future Lender Credit, plus interest, fees and expenses.

         (iii) The lien of MBDC with respect to all GE Capital Collateral shall constitute a third priority lien on all such collateral as security for present or future MBDC Credit, plus interest, fees and expenses.

         {iv) The lien of MCRC with respect to all GE Capital Collateral shall constitute a fourth priority lien on all such collateral as security for present or future MCRC Credit, plus interest, fees and expenses.

         D. PURCHASE MONEY SECURITY INTERESTS. MBDC, GE Capital, the Lender and MCRC agree to advise each other on a best efforts basis of any intent to provide financing to Borrower on a purchase money priority basis. Notwithstanding the foregoing, any future advances to Borrower by Lender or MBDC or GE Capital or MCRC to finance the purchase of equipment with respect to which the Lender or MBDC or GE Capital or MCRC shall be entitled to purchase money priority under the Uniform Commercial Code shall, to the extent of any such purchase money security interest, be senior to any liens referred to herein notwithstanding any other provisions contained herein.

         3. DISTRIBUTION OF PROCEEDS OF COLLATERAL. In the event of any distribution of the proceeds of the collateral following default, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of the obligations and indebtedness of Borrower, or the application of the assets of Borrower to the payment or liquidation thereof, or as a result of foreclosure or the dissolution or winding up of Borrower's assets, all distributions of proceeds of the collateral shall be made to the Lender, to GE Capital, to MBDC and to MCRC in accordance with their respective priorities of liens, as set forth in Section 2 above. Each party agrees that should it receive monies from the collection sale, liquidation, casualty, or other disposition of, or as a result of its lien in, the collateral, at any time during the term of this Agreement, it will, unless otherwise restricted or prohibited by law, hold the same in trust for and promptly pay over the same to the party entitled to receive such monies to the extent that the same is secured by the priorities of liens provided hereunder.

         4. NOTICES OF DEFAULT. The Lender, GE Capital, MBDC and MCRC agree to give each other copies of all notices being provided to Borrower of default, acceleration, commencement of foreclosure proceedings or exercise of any power of sale pursuant to the Lender Credit Documents, the MBDC Credit Documenus, the GE Capital Credit Documents or the MCRC Credit Documents, in each case concurrently with the giving of such notice to Borrower; provided, however, that no failure of any party to give such notice shall affect the relative priorities of the liens established in this Agreement, or the exercise by any party of its rights and remedies under its financing documentation.

         5. REMEDIES. MBDC agrees that it shall not seek to enforce its security interest in the Lender Collateral, nor shall MBDC co11ect any accounts of Borrower or in any manner interfere with Lender's security interest in the Lender Collateral unless and until MBDC receives written notice from Lender that the Lender Credit has been satisfied in full. Lender agrees that it shall not seek to enforce its security interest in the MBDC Collateral or in any manner interfere with MBDC's security interest in the MBDC Collateral unless and until Lender receives written notice from MBDC that the MBDC Credit has been satisfied in full. Lender agrees that it shall not seek to enforce its security interest in the GE Capital Collateral or in any manner interfere with GE Capital's security interest in the GE Capital Collateral unless and until Lender receives written notice from GE Capital that the GE Capital Credit has been satisfied in full. MBDC agrees that it shall not seek to enforce its security interest, if any, in the GE Capital Collateral or in any manner interfere with GE Capital's security interest in the GE Capital Collateral unless and until MBDC receives written notice from GE Capital that the GE Capital Credit has been satisfied in full. MCRC agrees that it shall not seek to enforce its security interest in the Lender Collateral, nor shall MCRC collect any accounts of Borrower or in any manner interfere with Lender's security interest in the Lender Collateral unless and until MCRC receives written notice from Lender that the Lender Credit has been satisfied in full. MCRC agrees that it shall not seek to enforce its security interest in the MBDC Collateral, nor shall MCRC collect any accounts of Borrower or in any manner interfere with MBDC's security interest in the MBDC Collateral unless and until MCRC receives written notice from MBDC Collateral unless and until MCRC receives written notice from MBDC that the MBDC Credit has been satisfied in full. MCRC agrees that it shall not seek to enforce its security interest in the GE Capital Collateral, nor shall MCRC collect any accounts of Borrower or in any manner interfere with GE Capital's security interest in the GE Capital Collateral unless and until MCRC receives written notice from GE Capital that the GE Capital Credit has been satisfied in full.

         6. TERM. This Agreement shall be irrevocable by the Lender, GE Capital, MBDC and MCRC until all indebtedness, obligations, and liabilities of Borrower to Lender, GE Capital, MBDC and MCRC, respectively, have been paid and fully satisfied and all financing arrangements between Borrower, Lender, MBDC, GE Capital and MCRC have been terminated.

         7. ADDITIONAL ASSURANCES. The parties agree to execute, acknowledge and deliver to each other all other and further instruments, documents, or assurances that either party may reasonably request to give full force and effect to the provisions of this Agreement.

         8. PARTIES. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto, and their respective affiliates, successors, and assigns. The term "Borrower" as used herein shall also refer to the successors and assigns of "Borrower", including without limitation, a receiver, trustee, custodian, or debtor-in-possession.

         9. NOTICES. All notices, requests, demands, and other communications required or permitted hereunder shall be in writing, deposited in the United States mails, certified mail, return receipt requested, with proper postage prepaid, and addressed to the party to be notified as follows, unless such party has specified by notice given in accordance herewith of another address:

A.   IF TO THE LENDER:        SILICON VALLEY BANK
                              4600 Campus Drive Suite 105
                              Newport Beach, CA 92660
                              Attn: Mr. Jerry Dale

B.   IF TO MBDC:              MASSACHUSETTS BUSINESS
                              DEVELOPMENT CORPORATION
                              One Liberty Square
                              Boston, MA 02109
                              Attn: President

C.   IF TO GE CAPITAL:        GENERAL ELECTRIC CAPITAL
                              CORPORATION
                              7700 Irvine Center Drive
                              Suite 400
                              Irvine, CA 92714

D.   IF TO MCRC:              MASSACHUSETTS CAPITAL
                              RESOURCE COMPANY
                              420 Boylston Street
                              Boston, Massachusetts 02116
                              Attn:   Richard W. Anderson, Senior Vice President

E.   IF TO BORROWER:          OPTICAL CORPORATION OF AMERICA
                              7421 Orangewood Avenue
                              Garden Grove, CA 92642
                              Attn: Treasurer

         10. RELATIONSHIP OF PARTIES. This Agreement is entered into solely for the purposes set forth above and no party assumes any responsibiiity to advise any other party of information regarding the financial condition of Borrower, or regarding the collateral, or of any other circumstances bearing upon the risk of nonpayment of the obligations of Borrower. Each party shall be responsible for its relationship with Borrower and each party may alter, amend, supplement, release, discharge, or otherwise modify any terms of their respective Notes, Loan Agreements and Credit Documents with Borrower without notice to, or consent of the other party, provided that no such alteration, amendment, supplement, release, discharge or modification shall affect the relative priorities of the parties hereto.

         11. NO THIRD PARTY BENEFICIARIES. Nothing contained in this Agreement shall be deemed to indicate that this Agreement has been entered into for the benefit of any person other than the parties hereto.

         12. SECTION TITLES. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of the agreement between the parties hereto.

         13. TERMINATION OF PRIOR INTERCREDITOR AGREEMENTS. Lender, MBDC, MCRC and Borrower, to the extent of their respective interests therein, hereby terminate, effective with the execution of this Agreement, the following Intercreditor Agreements:

         A. Dated June 25, 1991 by and among Borrower, MBDC and OCA Applied Optics, Inc.;

         B. Dated March 31, 1992 by and among Borrower, MBDC and OCA Applied Optics, Inc.; and

         C. Dated February 16, 1993 between MBDC and Bank of the West.

         D. Dated March 31, 1993 by and among Borrower, Bank of the West, MBDC and Fleet.

         E. Dated March 31, 1994 by and among Borrower, Silicon Valley Bank, MBDC, Fleet and MCRC.

         14. GENERAL. This Agreement shall in no way be construed as a commitment or agreement by MBDC, GE Capital, Lender or MCRC to continue financing arrangements with the Borrower and they may terminate such arrangements at any time, in accordance with their respective agreement with the Borrower. MBDC, GE Capital, Lender and MCRC each represent and warrant to the other that it has not heretofore transferred or assigned any Financing Statement naming Borrower as debtor and it as secured party, and that it will not do so without first delivering a copy of this Agreement to the proposed transferee or assignee. This Agreement is solely for the benefit of MBDC, GE Capital, Lender and MCRC and their respective successors and assigns, and neither the Borrower nor any other person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement. This Agreement sets forth in full the terms of agreement among the parties with respect to the subject matter hereof, and may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by MBDC, GE Capital, Lender and MCRC. In the event of any litigation between any of the parties based upon or arising out of this Agreement, the prevailing party shall be entitled to recover all of its costs and expensed (including without limitation reasonable attorneys' fees) from the non-prevailing party.

         IN WITNESS WHEREOF, This Agreement has been duly executed as an instrument under seal, all as of the date first above written.

                                            SILICON VALLEY BANK
OPTICAL CORPORATION OF
AMERICA
                                            By: /s/  JERRY L. DALE
                                               ---------------------------------
                                            Its:  VICE PRESIDENT
                                                --------------------------------
By:  /s/  DONALD A. JOHNSON
   ----------------------------------
        Chairman
                                            MASSACHUSETTS BUSINESS
                                            DEVELOPMENT CORPORATION


                                            By: /s/  GRESH LATTIMORE, JR.
                                               ---------------------------------
                                            Its:  VICE PRESIDENT

MASSACHUSETTS CAPITAL RESOURCE              GENERAL ELECTRICAL CAPITAL
COMPANY                                     CORPORATION

By: /s/  RICHARD W. ANDERSON                By: /s/  MICHELLE H. STEINBERG
   ----------------------------------          ---------------------------------
    Its Senior Vice President                  Its  REGIONAL CREDIT MANAGER
                                                  ------------------------------




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